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                                                                   EXHIBIT 23.01


                        Consent of Independent Auditors


We consent to the incorporation by reference in the Registration Statements (Form S-3 Nos. 333-110160, 333-101174 and 333-64228 and Form S-8 Nos. 333-
69552, 333-55886 and 333-55884) of AtheroGenics, Inc. of our report dated February 10, 2004, with respect to the financial statements of AtheroGenics, Inc. included in the Annual Report (Form 10-K) for the year ended
December 31, 2003.

                                          /s/ Ernst & Young LLP

Atlanta, Georgia
March 12, 2004